                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) JULY 6, 1999



                              LAMONTS APPAREL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       0-15542                75-2076160
-------------------------------      ------------------    ---------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
        incorporation)                       No.)            Identification No.)


               12413 Willows Road N.E., Kirkland, Washington 98034
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (425) 814-5700

Item 5.  OTHER EVENTS.

         On July 6, 1999, Lamonts Apparel, Inc. (the "Corporation") issued a press release relating to: (i) the postponement, from July 9, 1999 until July 16, 1999, of its 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting"); (ii) an amendment to the bylaws of the Corporation (the "Bylaws") to reduce the quorum, solely for purposes of the 1999 Annual Meeting, from a majority to one-third of the outstanding shares of the Corporation's Common Stock entitled to vote at the 1999 Annual Meeting; and (iii) the termination of preliminary merger discussions with Troutman Investment Company. The July 6, 1999 press release of the Corporation is attached hereto as Exhibit 99.1 and incorporated by reference herein. The Amended and Restated Bylaws, Section 6 of
Article II of which reflects the amendment referred to in clause (ii) of the preceding sentence, are attached hereto as Exhibit 3(ii) and incorporated by reference herein.

Item 7.  EXHIBITS.

         3(ii) The Amended and Restated Bylaws of the Corporation (as amended through July 2, 1999)

         99.1    Press Release issued by the Corporation on July 6, 1999



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        LAMONTS APPAREL, INC.



                                        By:   /s/ Debbie A. Brownfield
                                              ------------------------
                                              Debbie A. Brownfield
                                              Executive Vice President and
                                              Chief Financial Officer



         Date:  July 6, 1999

                                  EXHIBIT INDEX


Exhibit            Description
-------            -----------
      3(ii)        The Amended and Restated Bylaws of the Corporation (as
                   amended through July 2, 1999)

       99.1        Press Release issued by the Corporation on July 6, 1999.



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